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                                                                   EXHIBIT 23(a)

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Heritage Media Corporation

    We consent to the use of our report incorporated herein by reference and to the refrence to our firm under the heading "Experts" in the prospectus.


                                          /s/ KPMG PEAT MARWICK LLP


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                                            KPMG Peat Marwick LLP



Dallas, Texas
January 3, 1996